                              ING SERIES FUND, INC.
                                  ING Bond Fund

                        Supplement dated December 2, 2004
                  to the Class A, Class B, Class C and Class I
                   Statement of Additional Information ("SAI")
                              Dated August 1, 2004


With respect to the Class A, Class B, Class C and Class I SAI:

         On August 3, 2004 the shareholders of ING Bond Fund approved the reorganization with and merger into ING Intermediate Bond Fund. The reorganization was completed on August 16, 2004. Accordingly, ING Bond Fund is no longer offering its shares. All references to ING Bond Fund in the SAI are hereby deleted.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                     ING Strategic Allocation Balanced Fund

                    Supplement dated December 2, 2004 to the
                    Class A, Class B and Class C Prospectus,
                            dated September 30, 2004


Effective immediately, the "Year by Year Total Returns" bar chart on page 24 of the Class A, Class B and Class C Prospectus is hereby deleted and replaced with the following:


                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

                  The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                3.87   10.14   (1.00)  (7.71) (10.48)  18.56

All footnotes remain unchanged.


                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE